Supplement dated May 1, 2003*
                       to the Prospectus dated May 1, 2003
     American Express Retirement Advisor Variable Annuity(R)S-6471 E (5/03)

The first paragraph of the "Charges -- MAV Rider Fee" section described on page 28 of the prospectus is replaced with the following:

We charge a fee for the optional feature only if you select it.(1) If selected, we deduct 0.15% of your variable account contract value. The deduction will occur 60 days following the end of each contract anniversary. We prorate this fee among the variable subaccounts in the same proportion your interest in each subaccount bears to your total variable account contract value.

S-6471-2 A (5/03)

* Valid until April 30, 2004.